UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2018

GENERATION NEXT FRANCHISE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-177305	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, Diego, California 92117

(Address of Principal Executive Offices)

858-210-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)     Dismissal of Independent Registered Public Accounting Firm.

On January 15, 2018, Generation Next Franchise Brands, Inc. (the “Company”) dismissed Anton & Chia, LLP as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Company’s Board of Directors (the “Board”).

The audit report of Anton & Chia, LLP on the consolidated financial statements of the Company for each of the two most recent fiscal years ended June 30, 2017 and June 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2017 and June 30, 2016 and during the subsequent interim period from July 1, 2017 through December 31, 2017, (i) there were no disagreements with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Anton & Chia, LLP’s satisfaction, would have caused Anton &Chia, LLP to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton & Chia, LLP with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Anton & Chia, LLP’s letter dated January 15, 2018 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)     Engagement of New Independent Registered Public Accounting Firm.

On January 15, 2018, the Board engaged Benjamin & Young, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2018 and quarterly review periods ending December 31, 2017 and March 31, 2018.

During the two most recent fiscal years ended June 30, 2017 and June 30, 2016 and during the subsequent interim period from July 1, 2017 through December 31, 2017, neither the Company, nor anyone on its behalf consulted Benjamin & Young, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Benjamin & Young, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Anton & Chia, LLP to the Securities and Exchange Commission dated January 15, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Next Franchise Brands, Inc.

Date: January 16, 2018	By:	/s/ Arthur Budman
Arthur Budman
Chief Executive Officer and Chief Financial Officer

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